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                                                                    EXHIBIT 10.1


                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS
                         WASHINGTON APARTMENT PORTFOLIO

        THIS PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is dated as of September 28, 1998 (the "Effective Date"), and is entered into by and between SAP II ORIGINATING LLC, a New York limited liability company ("Buyer"), and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Seller").

        1. PURCHASE AND SALE OF PROPERTIES. Seller hereby agrees to sell, and Buyer hereby agrees to acquire upon the terms and conditions herein stated, the portfolio of real property located in Washington and commonly known as Fulton's Crossing located in Snohomish County, Fulton's Landing located in Snohomish County, Hampton Bay located in King County, Heatherwood located in King County, and Holly Ridge located in King County, each of which is more particularly described in Exhibit A-1 through A-5 (individually and collectively, the "Real Property"), together with the following:

            (a) All buildings, improvements and other structures presently located on the Real Property (the "Improvements"), provided, however, that "Improvements" shall not include any fixtures or other improvements owned by "Tenants" (as hereinafter defined);

            (b) All personal property (excluding cash and software) owned by Seller, if any, located in or on, and used exclusively in connection with the operation of, the Real Property or the Improvements (the "Personal Property");

            (c) Any and all of Seller's right, title and interest in and to the leases, licenses and occupancy agreements covering all or any portion of the Real Property or Improvements (collectively the "Leases"), to the extent they are in effect at "Closing" (as hereinafter defined) including any security deposits thereunder in Seller's possession at Closing; and

            (d) Any and all of Seller's right, title and interest in and to any of the following existing at the Closing (i) all assignable contracts and agreements (collectively, the "Operating Agreements") relating to the leasing, operation, maintenance or repair of the Real Property, Improvements or Personal Property, (ii) all assignable warranties and guaranties issued to Seller in connection with the Improvements or the Personal Property, (iii) all assignable permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Real Property, and (iv) the non-exclusive use of the common name of each apartment project on the Real Property (the property described in this Paragraph 1(d) being sometimes herein referred to collectively as the "Intangibles").

            (e) The Real Property described on Exhibits A-1 through A-5, and all Improvements, Appurtenances and Personal Property in connection therewith, are individually a "Property" and collectively the "Properties".


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        2.  PURCHASE PRICE. The purchase price for the Properties shall be
Seventy Eight Million Five Hundred Thousand Dollars ($78,500,000) (the "Purchase Price"). The Purchase Price is payable as follows:

            (a) Within three (3) business days after the execution of this Agreement by Buyer and Seller, Buyer shall deposit in "Escrow" with the "Escrow Holder" (as those terms are hereinafter defined), in cash or other immediately available funds, the sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Initial Deposit"). All references in this Agreement to the "Deposit" shall refer only to the Initial Deposit; provided, however, that if the "Rate Lock Deposit" is made and not returned to the Buyer pursuant to Paragraph 5(a) of this Agreement, all references in this Agreement to the "Deposit" shall mean and include both the Initial Deposit and the Rate Lock Deposit. The Escrow Holder shall hold the Deposit or any portion thereof in an interest-bearing account reasonably acceptable to Seller and Buyer, in accordance with the terms and conditions of this Agreement. All interest on such sum shall be deemed income of Buyer, and Buyer shall be responsible for the payment of all costs and fees imposed on the Deposit account to the extent they exceed or are in addition to the Escrow Holder's normal fees for the Escrow without such Deposit account, the payment of which normal fees is separately dealt with in this Agreement. Nevertheless, all interest accrued on such sum shall be held and disbursed with, and deemed to be a part of, the "Deposit" for all purposes of this Agreement. The Escrow Holder shall hold the Deposit in trust to be applied or disbursed in accordance with this Agreement. At Closing, the Deposit and all interest accrued thereon shall be applied toward the Purchase Price and paid through Escrow to Seller. The Deposit is nonrefundable to the Buyer except as expressly provided in this Agreement.

            (b) The balance of the Purchase Price, plus or minus any applicable prorations pursuant to Paragraph 8 hereof, shall be paid through Escrow to Seller at Closing in cash or other immediately available funds.

        3.  CONDITIONS TO CLOSING.

            (a) Buyer's Approvals. The "Due Diligence Period" shall expire at 5:00 p.m. Pacific Daylight Time on October 28, 1998. The Buyer's obligation to consummate the transactions contemplated by this Agreement (the "Transactions") is subject to and conditioned upon Buyer's approval in its sole discretion (or deemed approval in the manner provided in Paragraph 3(c)) of the Properties for purchase by it, including without limitation the following, all prior to the expiration of the Due Diligence Period:

                (i) Title and Survey Review. The condition of the title to the Properties. For each Property, Seller shall provide to Buyer a preliminary title report (the "Preliminary Title Report") prepared by Chicago Title Insurance Company, National Accounts Desk, 888 Southwest 5th Avenue, Suite 930, Portland, Oregon 97204 (the "Title Company"). Buyer shall obtain copies of all documents referred to therein from the Title Company. Seller will provide to Buyer any survey of the Properties in Seller's possession. Buyer may, at its sole cost and expense, update Seller's survey(s) or obtain a current survey of the Real Property (collectively, the "Surveys"). For each Property, Buyer shall identify with the Title Company any exceptions to title which the Buyer will require the Title Company to omit (whether the same appears in the Preliminary Title Report or in any supplements or amendments thereto), and will reach agreement with the Title Company regarding the form of the Owner's Policy of Title Insurance to be issued to Buyer at the Closing, including without limitation, any exceptions based on the Title Company's review of the Surveys, and including any special endorsements required by Buyer (individually, the "Title Policy" and collectively, the "Title Policies"). Seller


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shall cause any mortgage or deed of trust listed on Schedule 1 attached hereto or first placed on any Property by Seller after the Effective Date to be released and reconveyed from the affected Property at or prior to Closing. In addition, for any mechanics lien for which Seller has the statutory right to post a bond which will effect a release of such lien from the Property, Seller agrees to post such bond on or before the Closing.

                (ii) Condition of the Properties. The condition of the each Property, including but not limited to the structure of the Improvements, the boundaries and dimensions of the Real Property and Improvements, entitlements and permits relating to each Property, the soils and environmental condition of each Property, the physical and economic condition of each Property, the suitability of each Property for Buyer's intended use, and any and all other matters relating to the Properties deemed relevant by Buyer in its sole discretion;

                (iii) Books and Records. All Operating Agreements, Property management files, reports, including engineering and environmental, warranties, permits and other documents relating to the Properties in Seller's possession. Seller shall use good faith efforts to make such books and records available for Buyer's review ("Books and Records"). Notwithstanding anything to the contrary in this Agreement, Seller shall not be obligated to provide Buyer with any of Seller's internal memoranda or reports, any financial projections, budgets or appraisals, or any other confidential, proprietary or privileged information. In addition, Seller shall not have any liability, obligation or responsibility of any kind with respect to the content or accuracy of any report, study, opinion, projection or analysis;

                (iv) Other Due Diligence Review. Buyer shall inspect and review any and all other aspects of the Properties that Buyer deems appropriate in its sole discretion.

            (b) Mortgage Contingency. The Buyer's obligation to consummate the Transactions is subject to and conditioned upon the issuance to Buyer on or prior to November 12, 1998 of a commitment for a loan (the "Commitment") from an institutional lender in form and substance acceptable to Buyer in its sole discretion, pursuant to which such institutional lender agrees to make a permanent mortgage loan to Buyer at a rate no higher than the then current market interest rate for similar loans, in an amount of not less than 75% of the Purchase Price (the "Loan"). Promptly after execution of this Agreement by Buyer and Seller, Buyer shall submit an application for the Loan to the institutional lender or lenders of Buyer's choosing, and shall use good faith efforts to obtain the Commitment. Seller shall reasonably cooperate with Buyer to provide information regarding the Properties that is required for Buyer's application for the Loan, provided such cooperation shall be at no cost, expense or liability to Seller. In the event Buyer is unable to obtain the Commitment, Buyer shall deliver written notice to Seller and Escrow Holder on or prior to November 12, 1998. In the event Buyer does not deliver such written notice to Seller on or before November 12, 1998, Buyer shall be conclusively deemed to have waived any and all conditions of this Paragraph 3(b). If Buyer delivers such notice as hereinabove provided, this Agreement shall automatically terminate and the provisions of Paragraph 3(d) shall apply.

            (c) Notice of Disapproval and Termination. For purposes of this Paragraph 3, an approval which is conditioned or qualified in any way shall be deemed a disapproval. If Buyer disapproves the Properties for purchase by it, Buyer shall deliver written notice of such

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disapproval to Seller on or before the expiration of the Due Diligence Period.
In the event Buyer does not deliver written notice to Seller disapproving the Properties for purchase by it on or before the expiration of the Due Diligence Period, Buyer shall be conclusively deemed to have approved the Properties for purchase by it and all other aspects of the Properties, and to have waived any right to terminate this Agreement pursuant to this Paragraph 3, except for Paragraph 3(b). If Buyer does give written notice to Seller on or prior to the expiration of the Due Diligence Period that Buyer disapproves the Property for purchase by it, or if Buyer in any way conditions or qualifies its approval of the Property for Purchase by it or of any other aspect of the Properties, this Agreement shall automatically terminate and the provisions of Paragraph 3(d) shall apply.

            (d) Return of Deposit. In the event of any termination of this Agreement pursuant to this Paragraph 3, Escrow shall be canceled, this Agreement shall be terminated and become null and void, all parties hereto shall be released from further performance of this Agreement (with the exception of those provisions or paragraphs which recite that they survive termination of this Agreement), and Escrow Holder shall promptly return to Buyer all or any portion of the Deposit deposited with Escrow Holder and shall return to each party any and all documents which such party had deposited with it.

            (e) Seller Approval. Notwithstanding any other provision of this Agreement, the obligation of Seller to consummate the Transactions shall be subject to the condition that the Seller, in its sole and absolute discretion, shall have approved the sale of all Properties pursuant to the terms and conditions of this Agreement, on or prior to the expiration of the Due Diligence Period. If the Seller disapproves of such sale, Seller shall deliver written notice of such disapproval to Buyer on or before the expiration of the Due Diligence Period. In the event Seller does not deliver such written notice to Buyer on or before the expiration of the Due Diligence Period, Seller shall be conclusively deemed to have approved such sale and to have waived this condition. If Seller gives written notice to Buyer on or prior to the expiration of the Due Diligence Period that Seller disapproves of such sale, this Agreement shall automatically terminate and the provisions of Paragraph 3(d) shall apply. In the event Seller elects to terminate this Agreement pursuant to this Paragraph 3(e), Seller shall reimburse Buyer for all out of pocket expenses incurred by Buyer for title, escrow, legal and inspection fees, including, without limitation, environmental and engineering consultants' fees, in connection with the performance of its due diligence review of the Property and the preparation and negotiation of this Agreement, and for any non-refundable deposits and fees paid to one institutional lender in the course of applying for the Loan.

            (f) Title Policies. Notwithstanding any other provision of this Agreement, the obligation of Buyer to consummate the Transactions shall be subject to the condition that the Title Company be irrevocably committed to issue to Buyer the Title Policies in the form and with the exceptions and endorsements agreed to by the Title Company pursuant to Paragraph 3(a)(i). Buyer's depositing the balance of the Purchase Price in Escrow and the distribution of the Purchase Price to Seller at the Closing shall, as between Buyer and Seller, conclusively be deemed satisfaction of the condition of this Paragraph 3(f).


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        4.  POSSESSION AND INSPECTION.

            (a) Possession. Buyer shall be entitled to possession of the Properties on the Closing Date.

            (b) Inspection. Between the Effective Date and the expiration of the Due Diligence Period, or the earlier termination of this Agreement, Seller shall permit Buyer and Buyer Representatives reasonable access to each Property during normal business hours upon at least twenty four (24) hours advance verbal notice to Seller, or such longer notice as may be required to be delivered to tenants under applicable laws, to the extent reasonably necessary for the purpose of conducting Buyer's investigation of the Properties. At Seller's election, Seller may have a representative present during any such inspection. Neither Buyer nor Buyer Representatives shall be entitled to conduct any investigation that involves boring or penetration into the Real Property or Improvements, including, but not limited to, "Phase II" environmental testing, without the express written consent of Seller which may be granted or denied in Seller's sole and absolute discretion. Any request by Buyer to Seller for permission to conduct any such intrusive testing shall be in writing and shall be accompanied by a written scope of the intended work in sufficient detail to allow Seller to reasonably evaluate the request. If granted, such consent shall not be construed to and shall not release Buyer from its indemnification of Seller hereunder. Buyer shall be exclusively responsible for all costs and fees associated with its investigation and review of the Properties. Buyer agrees to conduct and to cause Buyer Representatives to conduct its inspections and reviews in a manner that does not cause any damage, loss, cost or expense to, or claims against Seller or the Properties. Buyer agrees to repair any physical damage or disturbance Buyer or Buyer Representatives shall cause to any Property in the event this Agreement is terminated or Escrow fails to close in accordance with its terms, and further Buyer agrees to indemnify, defend and hold Seller and the Seller Parties harmless from any and all liability, claims, demands, damages and costs (including attorneys' fees and expenses) resulting from the activities of Buyer, Buyer Representatives and Buyer's agents, employees and contractors upon the Properties and from and against all mechanics', materialmen's or other liens resulting from the conduct of Buyer, Buyer Representatives or Buyer's agents, employees and contractors upon the Properties. This provision shall survive Closing or termination of this Agreement.

            (c) Insurance. Prior to any entry by Buyer or any Buyer Representatives onto any Property, Buyer shall provide to Seller evidence reasonably satisfactory to Seller that Buyer has in force adequate liability and worker's compensation insurance with coverage of not less than Five Million Dollars ($5,000,000) naming Seller as an additional insured, to protect Seller against any and all liability, claims, demands, damages and costs (including attorneys' fees and expenses) which may occur as a result of any activity of Buyer or Buyer Representatives on the Properties. The foregoing shall not limit or release Buyer's indemnification contained in subparagraph (b), above.

            (d) Reports. All written information, irrespective of the form of communication, provided to or obtained by Buyer or its directors, officers, shareholders, employees, trustees, members, agents, contractors, representatives, attorneys or advisors (individually and collectively, the "Buyer Representatives"), other than information that is a matter of public record or otherwise in the public domain, whether prepared by or on behalf of


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Seller, by third party consultants engaged by Buyer, the Buyer Representatives or otherwise, in connection with Buyer's investigation of the Properties shall be kept in strict confidence by Buyer and the Buyer Representatives until Closing. Notwithstanding the foregoing, Buyer may disclose such information to its potential lenders and equity investors. In the event Buyer does not complete the purchase of the Properties for any reason, (i) any and all studies, reports, surveys and other matters provided to or obtained by Buyer or the Buyer Representatives from Seller shall be immediately be delivered or returned to, Seller without charge, and (ii) any and all studies, reports, surveys and other matters provided to or obtained by Buyer or the Buyer Representatives from third parties shall, at Seller's request, be delivered to Seller provided Seller reimburses Buyer for Buyer's actual out of pocket cost for any such items to be delivered to Seller. This provision shall survive termination of this Agreement.

            (e) Tenants. In no event shall Buyer or Buyer Representatives be authorized to conduct any activities pursuant to this Paragraph 4, or otherwise, which would in any way unreasonably interfere with or disturb any Tenant of any Property ("Tenant"). Buyer shall not communicate with any Tenant of any Property without Seller's express written consent and Seller may have a representative present during any such communication.

            (f) Seller's Access. For a period of one (1) year after the Closing, Buyer shall allow Seller and its agents and representatives access without charge to all files, records and documents delivered by Seller to Buyer at or prior to the Closing, upon reasonable advance notice and at all reasonable times, to, at Seller's cost, examine and make copies of any and all such files, records and documents. This right shall survive the Closing.

        5.  THE CLOSING.

            (a) The Closing Date. The consummation of the purchase and sale of all of the Properties ("Closing") shall occur at a time and on a date mutually acceptable to Buyer and Seller, but in no event later than 10:00 a.m. Pacific Daylight Time on the "Outside Closing Date". The date upon which Closing shall occur is referred to as the "Closing Date". Closing shall occur through Escrow as herein provided. The "Outside Closing Date" shall be December 23, 1998. On or before December 15, 1998, Buyer shall (i) deposit into Escrow the documents required to be delivered by Buyer pursuant to Section 5(b)(i) (other than the balance of the Purchase Price), fully executed and acknowledged, where appropriate, by Buyer; (ii) deliver directly to Seller evidence reasonably satisfactory to Seller that the Commitment has been issued and remains in full force and effect for a Loan to be funded as late as December 23, 1998; and (iii) deposit into Escrow additional cash or other immediately available funds in the amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Rate Lock Deposit"), which Rate Lock Deposit shall be promptly returned to Buyer on the earlier of (A) Seller's failure to comply with its obligations pursuant to the last sentence of this Paragraph 5(a) or (B) Buyer's delivery to Seller and Escrow Holder of written confirmation from the Lender that Buyer has locked the interest rate on the Loan pursuant to the Commitment. If the Rate Lock Deposit is not returned to the Buyer in accordance with the prior sentence, all references in this Agreement to "Deposit" shall mean and include both the Initial Deposit and the Rate Lock Deposit. On or before December 15, 1998, Seller shall deposit into Escrow the Owner Affidavits together with the documents required to be delivered by Seller pursuant to Section 5(b)(ii), fully executed and acknowledged, where appropriate, by Seller, and shall cause the holders of the deeds of trust listed on Schedule 1 attached to this Agreement to deposit into Escrow documents sufficient to cause such deeds of trust to be released and reconveyed from the affected Property upon the substitution of collateral therefor.


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            (b) Deliveries through Escrow. At Closing, Seller and Buyer shall each deliver to the other through Escrow such documents, instruments and funds consistent with this Agreement as are necessary to consummate the purchase and sale of the Properties pursuant to this Agreement, including without limitation, the following:

                (i) Deliveries by Buyer. Buyer shall deliver the following:

                    (1) the Purchase Price in cash or other immediately available funds;

                    (2) an Assignment and Assumption for all Properties in the form of Exhibit C (the "Assignment and Assumption"), executed by Buyer;

                    (3) for each Property, a "Closing Statement" (as hereinafter defined), in form and content satisfactory to Buyer and Seller, executed by Buyer; and

                    (4) such evidence of Buyer's authority as the Title Company may reasonably require.

                (ii) Deliveries by Seller. Seller shall deliver the following:

                    (1) for each Property, a Deed in the form of Exhibit D with respect to the Property (referred to herein as the "Deed"), executed and acknowledged by Seller;

                    (2) a current rent roll for each Property, listing for each tenant the tenant's name and location of leased premises (the "Rent Roll");

                    (3) a Bill of Sale for all Properties in the form of Exhibit E, executed by Seller;

                    (4) the Assignment and Assumption, executed by Seller;

                    (5) Seller shall execute and deliver a Notice to Tenant in the form of Exhibit G to the tenants then leasing space at the Properties;

                    (6) a Certificate of Non-Foreign Status in the form of Exhibit F, executed by Seller;

                    (7) for each Property, a Closing Statement, in form and content satisfactory to Buyer and Seller, executed by Seller;

                    (8) such evidence of Seller's authority as the Title Company may reasonably require; and



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                    (9) a copy of the notice delivered to the Board as required under Section 17.8 of that certain Amended and Restated Declaration of Covenants for Lakes at Kent (the "Declaration") dated August 27, 1993 and recorded November 15, 1993 as Instrument No. 9311152207. Seller shall also request from the Organization a statement confirming that there are no outstanding assessments/dues payable as provided in Section 10.1 of the Declaration and, if received, will provide a copy of such statement to Buyer.

            (c) Deliveries Outside Escrow. Seller and Buyer shall each deliver to the other outside of Escrow such items as are necessary to consummate the purchase and sale of the Properties pursuant to this Agreement, including without limitation, the delivery by the Seller to the Buyer of the following to the extent any of the following are in Seller's possession and have not been previously delivered to Buyer:

                (i) permits, warranties and plans and specifications relating to each Property;

                (ii) Operating Agreements, Tenant files and Leases; and

                (iii) the keys to doors or locks on each Property.

            (d) Simultaneous Delivery; Conditions Concurrent. All documents and other items to be delivered at the Closing shall be deemed to have been delivered simultaneously and no individual delivery shall be effective until all such items have been delivered.

        6. OPENING OF ESCROW. Concurrently with the execution of this Agreement, Buyer and Seller shall open an escrow (the "Escrow") with Chicago Title Insurance Company, of Oregon, 888 Southwest 5th Avenue, Suite 930, Portland, Oregon 97204, Attention: Judy Yoresen ("Escrow Holder"), and provide Escrow Holder with a fully executed copy of this Agreement. This Agreement, together with any additional instructions executed by the parties as hereinafter provided, shall constitute Escrow Holder's instructions in connection with the Escrow.

            (a) Duties of Escrow Holder. The duties of Escrow Holder shall be as follows:

                (i) retain and safely keep all funds, documents and instruments deposited with it pursuant to this Agreement;

                (ii) upon the Closing, deliver to the parties entitled thereto all funds, documents and instruments to be delivered through Escrow pursuant to this Agreement;

                (iii) upon the Closing, cause the recordation of the Deeds to each Property in the Office of the applicable County Recorder for the State of Washington. Escrow Holder is instructed to request that the amount of the documentary transfer tax or excise tax due be shown on a separate paper and affixed to each Deed by the County Recorder, if required, after the permanent record thereof is made, based on the purchase price allocations mutually agreed to by Buyer and Seller or consistent with Buyer's lender's appraisals;


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                (iv) comply with the terms of this Agreement which specifically apply to Escrow Holder and comply with the terms of any additional instructions jointly executed by Buyer and Seller;

                (v) handle the Deposit and all other funds deposited with it according to the terms of this Agreement; and

                (vi) upon the Closing, cause the Title Company to issue the Title Policies to Buyer.

            (b) Additional Provisions. Escrow Holder's rights and obligations shall be further specified in such additional instructions acceptable to Buyer and Seller and not inconsistent with the terms of this Agreement as Escrow Holder customarily requires in real property escrows administered by it; provided, however, that notwithstanding the foregoing, Escrow Holder shall disregard any additional instructions which prohibit or otherwise restrict Escrow Holder from returning the Deposit to Buyer pursuant to Paragraph 3(d).

            (c) No Extensions of Time. Any delay in the opening of the Escrow or the execution of supplemental escrow instructions shall in no way delay or extend the Effective Date, the expiration of the Due Diligence Period or the Closing Date.

            (d) Reporting. To the extent the Transactions involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986 (the "IRC"), Escrow Holder shall have sole responsibility to comply with the requirements of Section 6045 of the IRC (and any similar requirements imposed by state or local law), which in part requires Escrow Holder to report real estate transactions closing after December 31, 1986 by, among other things, preparing and causing to be filed Internal Revenue Service Form 1099-B and any applicable additional statements in connection therewith. For purposes hereof, Seller's tax identification number is 33-6156122. Escrow Holder shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs (including attorneys' fees and expenses) arising or resulting from the failure or refusal of Escrow Holder to comply with such reporting requirements.

        7.  COSTS.

            (a) Seller. Seller shall pay the premium for a standard form (without extended coverage) Owner's Policy of Title Insurance for the Properties in the amount of the Purchase Price, without endorsements, one half of the Escrow fee, if any, and all real estate transfer or excise taxes applicable to the sale and transfer of the Property, if any.

            (b) Buyer. Buyer shall pay one half of the Escrow fee, if any, all recording charges, the premium for the Title Policies to the extent it exceeds the cost thereof to be paid by Seller, including, but not limited to, premiums for extended coverage and title endorsements desired by Buyer, if any, the cost of the Surveys, and any sales or use taxes applicable to the sale and transfer of the Property. In addition, any of Buyer's costs relating to Buyer's due diligence, including without limitation, costs of Buyer's appraisers, inspectors, auditors and environmental or engineering consultants, shall be Buyer's sole responsibility.


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            (c) Termination for Default. Notwithstanding anything contained in this Paragraph 7 to the contrary: (i) if this Agreement is terminated on account of the default by any party, then the defaulting party shall pay any cancellation or termination fees chargeable by Escrow Holder or the Title Company; (ii) if this Agreement is terminated by Buyer pursuant to any provision of this Agreement giving Buyer the right to terminate, other than Seller's default, Buyer and Seller shall each pay one half of any cancellation or termination fees chargeable by the Escrow Holder or Title Company; and (iii) if this Agreement is terminated by Seller pursuant to any provision of this Agreement giving Seller the right to terminate, other than Buyer's Default, Seller shall pay any cancellation or termination fees chargeable by the Escrow Holder or Title Company. This paragraph shall survive termination of this Agreement.

        8. PRORATIONS AND DEPOSITS. The following shall be apportioned as of 12:01 a.m. on the Closing Date, with the Buyer being credited or charged, as the case may be, with the Closing Date:

            (a) Rent. Rent actually received under the Leases shall be apportioned as of the Closing Date. With respect to any rent arrearages existing under the Leases on the Closing Date, after Closing Buyer shall promptly pay to Seller any rent actually collected by Buyer which is applicable to the period preceding the Closing Date and Seller shall promptly pay to Buyer any rent actually collected by Seller which is applicable to the period on or after the Closing Date; provided, however, that (i) all rent received by Seller or Buyer after the Closing shall be applied first to current rent, if any, and then to delinquent rent, in the inverse order of maturity. After Closing, Buyer shall make good faith efforts to collect all rent arrearages in accordance with Buyer's normal collection practices (but Buyer shall not be obligated to commence litigation or other legal action to recover same). Seller shall be permitted to pursue its legal and equitable remedies for collection of any rent arrearages applicable to the period prior to the Closing Date, provided, however, Seller shall not commence any unlawful detainer or eviction proceedings, and Buyer shall cooperate with Seller's efforts, provided that Buyer shall incur no cost or expense in connection therewith.

            (b) Leasing Costs. Seller shall pay as of the Closing all leasing commission, finder or locator fees, Tenant improvement costs or allowances ("Leasing Costs") in connection with any Lease executed on or before the Effective Date. Leasing Costs incurred in connection with any Lease executed, or the extended term of any Lease extended, on or after the Effective Date but prior to the Closing Date shall be paid by Buyer or, if paid by Seller prior to Closing, credited to Seller.

            (c) Deposits. At Closing, (i) Seller shall, at Seller's option, either deliver to Buyer any security deposits actually held by Seller pursuant to the Leases or credit to Buyer the amount of such security deposits (in each case less the amount of such security deposits as have been applied against delinquent rents or otherwise as provided in the Leases and in accordance with Seller's customary practice but only for tenants no longer in possession), and
(ii) Buyer shall credit Seller with all refundable cash or other deposits posted with utility companies serving each Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits.

            (d) Utility Charges. Seller shall use reasonable efforts to cause all the utility meters to be read on the day prior to the Closing Date, and will be responsible for the cost of all utilities used prior to the Closing Date. If the meters are not read as herein set forth, all such expenses shall be prorated. The Seller and Buyer hereby waive any statutory duty of the Escrow Holder to pay utilities through the Escrow at Closing.

            (e) Real Estate Taxes and Assessments. Real estate taxes and assessments for the tax year in which Closing occurs shall be prorated between Seller and Buyer as of the Closing Date, based upon the most recently available real estate tax information.

            (f) Other Apportionments. Amounts payable under the Operating Agreements, annual or periodic permit and/or inspection fees (calculated on the basis of the period covered), assessments/dues payable pursuant to the Declaration, and liability for other operation and maintenance expenses and other recurring costs of the Properties shall be apportioned as of the Closing Date. Provided that prior to Closing Buyer has provided to Seller written evidence reasonably satisfactory to Seller that Buyer has, or upon Closing will have, expended funds to extend the Commitment from November 30, 1998, to December 17, 1998, then, upon Closing, in addition to all other credits provided for herein, Buyer shall be credited with the amount so expended by Buyer, but not more that $60,000.

            (g) Preliminary Closing Adjustment. Seller and Buyer shall jointly prepare and approve a preliminary Closing adjustment (the "Closing Statement") on the basis of the Leases and other sources of income and expenses for each Property, and shall deliver such computation to Escrow Holder prior to Closing.

            (h) Post-Closing Reconciliation. If any of the aforesaid prorations cannot be definitely calculated on the Closing Date, then they shall be estimated at the Closing and definitely calculated as soon after the Closing Date as feasible. As soon as the necessary information is available, Buyer and Seller shall conduct a post-Closing review to determine the accuracy of all prorations. Either party owing the other party a sum of money based on such subsequent proration(s) or post-Closing review shall promptly pay said sum to the other party, together with documentation to support such demand. The provisions of this Paragraph 8 related to post-Closing adjustment of prorations shall survive the Closing.

        9. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:

            (a) Buyer's Representations and Warranties. Buyer is a limited liability company, and has the full power and authority to enter into, be bound by and comply with the terms of this Agreement;

                (i) This Agreement and all documents executed by Buyer in connection with this Agreement which are to be delivered to Seller at Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Buyer, and are, or at Closing will be, legal, valid and binding obligations of Buyer and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

            (b) Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

                (i) Seller is a Maryland corporation, and has the full power and authority to enter into and comply with the terms of this Agreement;

                (ii) This Agreement and all documents executed by Seller in connection with this Agreement which are to be delivered to Buyer at Closing, are or at the time of Closing will be, duly authorized, executed and delivered by Seller, and are, or at Closing will be, legal, valid and binding obligations of Seller and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller is subject.

                (iii) Seller is not a "foreign person" within the meaning of
Section 1445(e)(3) of the Internal Revenue Code of 1986, as amended.

                (iv) To Seller's knowledge, there is not now pending or threatened, any action, suit, or proceeding (including, but not limited to, condemnation or similar proceedings) before any court or governmental agency or body whatsoever which would adversely affect the Property or the operation thereof.

                (v) To Seller's knowledge, Seller has delivered or will deliver or has made available or will make available true and correct copies of the Books and Records.

                (vi) Seller shall not withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Properties for any fiscal period in which the Closing is to occur or any subsequent fiscal period without the prior written consent of Buyer, which consent shall not be unreasonably withheld; provided, however, if Buyer withholds such consent then Buyer shall be solely responsible for any fees, costs or expenses of Seller in connection with such protest or reduction proceeding arising or accruing after the date Seller requested Buyer's consent. Real estate tax refunds and credits received after the Closing which are attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Buyer, after deducting the expenses of collection thereof, which obligation shall survive the Closing.

                (vii) As of the date thereof, Schedule 2 attached hereto is a complete and accurate list of all Leases and complete and accurate copies of all such Leases (the "Lease Documents") have been provided to Buyer or the Buyer representatives or made available to Buyer or the Buyer representatives for review.

                (viii) To Seller's knowledge, all Leases are in full force and effect and none of them have been modified, amended or extended except as disclosed by the Lease Documents.

                (ix) No renewal or extension options have been granted to any tenants of the Property by Seller except as disclosed by the Lease Documents.

                (x) No tenant of the Property has an option to purchase all or a portion of the Property granted to such Tenant by Seller except as disclosed in the Lease Documents.

                (xi) To Seller's knowledge, there are no security deposits by tenants of the Property other than those disclosed by the Lease Documents.

                (xii) To Seller's knowledge, the rent rolls and delinquency reports for the Properties attached hereto as Schedules 3 and 4, respectively, are complete and accurate as of the date thereof.

The term "Seller's knowledge" shall mean the current actual personal knowledge of, and only of, Kimberly Solbakk, who is the asset manager of the Properties and is an employee of Seller, and who would, in the ordinary course of her responsibilities, receive notice of the matters described in the representations and warranties in this Agreement which are limited by the knowledge of Seller, with no imputation of knowledge and no duty of investigation or inquiry.

            (c) Survival of Representations and Warranties. All representations and warranties of Buyer and Seller made in this Agreement shall be deemed to have been made as of the Effective Date and again as of the Closing Date. Such representations and warranties shall survive the Closing, but only with respect to any claim of breach or default thereunder for which the party asserting such breach or default has, prior to the first anniversary of the Closing Date, both
(i) given written notice to the other party of the specific breach or default claimed and (ii) commenced suit based specifically upon such claimed breach or default. Any such representation or warranty for which such specific written notice has not been given, or for which such specific suit has not been commenced, on or before the first anniversary of the Closing Date shall terminate and cease to be of any force or effect. The foregoing to the contrary notwithstanding, no claim for a breach or default of any representation or warranty of Seller shall be actionable or payable if the breach or default in question results from or is based on a condition, state of facts or other matter which was known to Buyer prior to Closing. The term "known to Buyer" shall mean the actual personal knowledge of L. Thomas Osterman who would, in the ordinary course of his responsibilities related to Buyer's due diligence review of the Property and any and all aspects thereof, receive notice of the matters described in the representations and warranties in this Agreement, with no imputation of knowledge. Seller shall have no liability to Buyer for a breach or default of any representation or warranty unless the valid claims for all such breaches and defaults collectively aggregate more than One Hundred Thousand Dollars ($100,000), in which event the full amount of such valid claims shall be actionable. The maximum liability of Seller on account of all breaches and defaults under all representations and warranties shall not exceed two percent (2%) of the Purchase Price . Buyer agrees to first seek recovery under any applicable insurance policies, service contracts, warranties, guaranties and Leases prior to seeking recovery from Seller. Seller shall not be liable to Buyer if Buyer's claim is satisfied from such insurance policies, service contracts, warranties, guaranties or Leases and Buyer hereby waives any and all rights of subrogation with respect thereto.

            (d) Disclaimer of Seller Representations and Warranties. EXCEPT AS SPECIFICALLY STATED IN PARAGRAPH 9(b), NEITHER SELLER NOR ANY ADVISOR, OFFICER, DIRECTOR, MEMBER, SHAREHOLDER, REPRESENTATIVE, TRUSTEE,

EMPLOYEE, AGENT, ATTORNEY OR CONTRACTOR THEREOF OR THEREFOR (INDIVIDUALLY AND COLLECTIVELY, THE "SELLER PARTIES") IS MAKING OR SHALL BE DEEMED TO HAVE MADE ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE AS TO THE PROPERTIES OR THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, (I) THE FINANCIAL STATUS OF THE PROPERTIES, INCLUDING WITHOUT LIMITATION, INCOME OR EXPENSES GENERATED, PAID OR INCURRED IN CONNECTION WITH THE PROPERTIES, (II) THE NATURE, PHYSICAL OR ENVIRONMENTAL CONDITION, SAFETY OR ANY OTHER ASPECT OF THE PROPERTIES OR THE PROPERTIES COMPLIANCE WITH APPLICABLE LAWS, ORDINANCES, RULES AND REGULATIONS, INCLUDING, WITHOUT LIMITATION, ZONING ORDINANCES, BUILDING CODES (INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT) AND ENVIRONMENTAL, HAZARDOUS MATERIAL AND ENDANGERED SPECIES STATUTES, (III) THE ACCURACY OR COMPLETENESS OF ANY INFORMATION OR DATA PROVIDED OR TO BE PROVIDED BY SELLER PARTIES, INCLUDING, WITHOUT LIMITATION, COPIES OF ANY REPORTS OR DOCUMENTS PREPARED FOR SELLER PARTIES WHETHER BY THIRD PARTIES OR OTHERWISE WHICH MAY BE INCLUDED WITH SUCH INFORMATION, OR (IV) ANY OTHER MATTER RELATING TO THE PROPERTIES OR SELLER. WITHOUT LIMITING THE FOREGOING, BUYER HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN PARAGRAPH 9(b), THE PROPERTIES WILL BE SOLD TO BUYER IN THEIR "AS IS", "WHERE IS" AND "WITH ALL FAULTS" CONDITION, AND EXCEPT FOR THE EXPRESS SELLER REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPH 9(b) HEREOF, THERE ARE NO REPRESENTATIONS AND/OR WARRANTIES, EXPRESS OR IMPLIED, MADE BY SELLER PARTIES IN CONNECTION WITH THE PROPERTIES OR TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT. BUYER ACKNOWLEDGES AND AGREES THAT (V) BUYER SHALL RELY UPON BUYER'S OWN DUE DILIGENCE IN DETERMINING WHETHER THE PROPERTIES ARE SUITABLE FOR PURCHASE BY BUYER; (VI) BUYER HAS BEEN GIVEN A REASONABLE OPPORTUNITY TO INSPECT AND INVESTIGATE THE PROPERTIES, ALL IMPROVEMENTS THEREON, THE LEASES, THE OPERATING AGREEMENTS AND ALL ASPECTS RELATING THERETO, EITHER INDEPENDENTLY OR THROUGH AGENTS AND EXPERTS OF BUYER'S CHOOSING; (VII) BUYER IS ACQUIRING THE PROPERTIES BASED EXCLUSIVELY UPON BUYER'S OWN INVESTIGATIONS AND INSPECTIONS THEREOF; (VIII) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER THEREFOR; AND (IX) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTIES. BUYER FURTHER ACKNOWLEDGES THAT:

                (i) BUYER HAS, OR BY THE EXPIRATION OF THE DUE DILIGENCE PERIOD WILL HAVE, WITH THE ASSISTANCE OF SUCH EXPERTS AS BUYER HAS DEEMED APPROPRIATE, MADE ITS OWN INDEPENDENT INVESTIGATIONS AND STUDIES, INCLUDING WITHOUT LIMITATION, A PHYSICAL AND ENVIRONMENTAL INSPECTION, WITH RESPECT TO THE PROPERTIES, THE

TRANSACTIONS AND ALL ASPECTS THEREOF, AND IT WILL BE RELYING ENTIRELY THEREON, ON THE EXPRESS REPRESENTATIONS AND WARRANTIES, BUT ONLY THE EXPRESS REPRESENTATIONS AND WARRANTIES, OF SELLER SET FORTH IN PARAGRAPH 9(b) AND ON THE ADVICE OF ITS COUNSEL, ADVISERS AND CONSULTANTS CONCERNING THE TRANSACTIONS. BUYER IS NOT RELYING AND SHALL NOT RELY ON ANY INVESTIGATION, STUDY, PROJECTION OR OTHER INFORMATION, ECONOMIC, PHYSICAL, ENVIRONMENTAL OR OTHERWISE, PREPARED BY SELLER PARTIES OR ANY PERSON OR ENTITY AFFILIATED WITH SELLER;

                (ii) BUYER HAS, OR BY THE EXPIRATION OF THE DUE DILIGENCE PERIOD WILL HAVE, WITH THE ASSISTANCE OF SUCH EXPERTS AS BUYER HAS DEEMED APPROPRIATE, REVIEWED ALL INSTRUMENTS, RECORDS AND DOCUMENTS, INCLUDING, BUT NOT LIMITED TO, THE LEASES AND OPERATING AGREEMENTS, CONCERNING THE PROPERTIES WHICH BUYER DEEMS APPROPRIATE OR ADVISABLE TO REVIEW IN CONNECTION WITH THE TRANSACTIONS;

                (iii) BUYER HAS, OR BY THE EXPIRATION OF THE DUE DILIGENCE PERIOD WILL HAVE, WITH THE ASSISTANCE OF SUCH EXPERTS AS BUYER HAS DEEMED APPROPRIATE, EXAMINED AND INVESTIGATED THE STATUS OF ALL CIRCUMSTANCES CONCERNING THE ZONING, LAND USE CONTROLS, REQUIRED PERMITS, BUILDING CODE COMPLIANCE, ENVIRONMENTAL, HAZARDOUS MATERIAL AND ENDANGERED SPECIES REGULATIONS AND CONDITION AND OTHER MATTERS WITH RESPECT TO THE PROPERTIES. EXCEPT AS PROVIDED IN PARAGRAPH 9(b), SELLER MAKES NO REPRESENTATION OR WARRANTY REGARDING THE PERMITTED USE OF THE PROPERTIES. IN PARTICULAR, SELLER MAKES NO REPRESENTATION OR WARRANTY THAT THE PROPERTIES MAY CONTINUE TO BE USED FOR ITS PRESENT USES, THAT ANY OF THE IMPROVEMENTS COMPLY WITH ANY ORDINANCES, CODES OR REGULATIONS OR WERE OR ARE PROPERLY PERMITTED, THE CONDITION OF OR RIGHTS TO INGRESS, EGRESS OR ACCESS TO AND FROM THE PROPERTIES, OR THE CONDITION OF OR ANY RIGHTS WITH RESPECT TO THE WATER COURSES TRAVERSING THE PROPERTIES;

                (iv) BUYER HAS, OR BY THE EXPIRATION OF THE DUE DILIGENCE PERIOD WILL HAVE, WITH THE ASSISTANCE OF SUCH EXPERTS AS BUYER HAS DEEMED APPROPRIATE, DETERMINED THE ASSIGNABILITY OF ANY DOCUMENTS OR AGREEMENTS TO BE ASSIGNED HEREUNDER, INCLUDING WITHOUT LIMITATION, THE LEASES AND OPERATING AGREEMENTS AND ALL WARRANTIES, LICENSES AND PERMITS AFFECTING THE PROPERTIES; AND

                (v) SELLER HAS MADE OR WILL MAKE AVAILABLE FOR BUYER'S INSPECTION COPIES OF CERTAIN STUDIES AND REPORTS IN SELLER'S POSSESSION APPLICABLE TO THE PROPERTIES. BY FURNISHING THESE MATERIALS, NEITHER SELLER NOR ANY SELLER PARTY SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE

WHATSOEVER WITH RESPECT TO ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN SUCH MATERIALS, INCLUDING BUT NOT LIMITED TO THE ACCURACY, ADEQUACY OR COMPLETENESS THEREOF. THE SELLER PARTIES SHALL INCUR NO LIABILITY TO BUYER BY REASON OF FURNISHING ANY SUCH INFORMATION. CONSEQUENTLY, BUYER, FOR ITSELF AND ITS SUCCESSORS IN INTEREST, HEREBY RELEASES THE SELLER PARTIES FROM, AND WAIVES ALL CLAIMS AND LIABILITY AGAINST THE SELLER PARTIES FOR ANY AND ALL STATEMENTS OR OPINIONS NOW OR HEREAFTER MADE, OR INFORMATION NOW OR HEREAFTER FURNISHED, BY THE SELLER PARTIES TO BUYER OR ITS AGENTS OR REPRESENTATIVES.

Buyer's Initials:     _______________

            (e) RELEASE. EXCEPT AS EXPRESSLY PROVIDED IN PARAGRAPH 9(b), UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS, ADVERSE PHYSICAL, ENVIRONMENTAL, HAZARDOUS MATERIALS, ENDANGERED SPECIES, ZONING, ACCESS OR WATER COURSE ISSUES OR CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS. BUYER RELEASES ALL SELLER PARTIES FROM, AND WAIVES ANY AND ALL LIABILITY, CLAIMS, DEMANDS, DAMAGES AND COSTS (INCLUDING ATTORNEYS' FEES AND EXPENSES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FOR OR ATTRIBUTABLE TO, ANY LATENT OR PATENT ISSUE OR CONDITION AT THE PROPERTIES, INCLUDING WITHOUT LIMITATION, CLAIMS, LIABILITIES AND CONTRIBUTION RIGHTS RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTIES, OR FOR, CONNECTED WITH OR ARISING OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED THEREON, INCLUDING, WITHOUT LIMITATION, CLAIMS AND CAUSES OF ACTION AND RIGHTS OF CONTRIBUTION OR INDEMNITY UNDER OR WITH RESPECT TO TITLE 42 OF THE UNITED STATES CODE, SECTION 9601 ET SEQ AND ALL OTHER LOCAL, STATE AND FEDERAL LAWS, RULES AND REGULATIONS. FOR PURPOSES OF THIS AGREEMENT, THE TERM "HAZARDOUS MATERIAL" SHALL MEAN ANY SUBSTANCE, CHEMICAL, WASTE OR MATERIAL THAT IS OR BECOMES REGULATED BY ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL AUTHORITY BECAUSE OF ITS TOXICITY, INFECTIOUSNESS, RADIOACTIVITY, EXPLOSIVENESS, IGNITABILITY, CORROSIVENESS OR REACTIVITY, INCLUDING, WITHOUT LIMITATION, ASBESTOS OR ASBESTOS CONTAINING MATERIAL, THE GROUP OF COMPOUNDS KNOWN AS POLYCHLORINATED BIPHENYLS, FLAMMABLE EXPLOSIVES, OIL, PETROLEUM OR ANY REFINED PETROLEUM PRODUCT. IT IS THE INTENTION OF THE PARTIES THAT THE FOREGOING RELEASE SHALL BE EFFECTIVE WITH RESPECT TO ALL MATTERS, PAST AND PRESENT, KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED. BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES THAT THE WAIVERS AND

RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER FROM ANY SUCH UNKNOWN LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES. IN FURTHERANCE OF THIS INTENTION, THE BUYER HEREBY EXPRESSLY AGREES THAT THE FOREGOING RELEASE EXTENDS TO CLAIMS WHICH THE BUYER DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THIS RELEASE, WHICH IF KNOWN BY THE BUYER WOULD HAVE MATERIALLY AFFECTED THE BUYER'S AGREEMENT. THE BUYER ACKNOWLEDGES THAT THE FOREGOING ACKNOWLEDGMENTS, RELEASES AND WAIVERS WERE EXPRESSLY BARGAINED FOR. THE PROVISIONS OF THIS PARAGRAPH 9(e) SHALL SURVIVE THE CLOSING.

        10. REMEDIES.

            (a) REMEDIES FOR BUYER'S BREACH. IN THE EVENT THE SALE OF THE PROPERTIES IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER OR BREACH OF THIS AGREEMENT ON THE PART OF THE BUYER, BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGE TO SELLER. BUYER AND SELLER THEREFORE AGREE THAT, IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTIES AS HEREIN PROVIDED BY REASON OF BUYER'S BREACH OR DEFAULT, THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES AND THAT SELLER SHALL BE ENTITLED TO SAID SUM AS LIQUIDATED DAMAGES. THE FOREGOING IS SELLER'S SOLE AND EXCLUSIVE RIGHT AND REMEDY, EITHER AT LAW OR IN EQUITY, ON ACCOUNT OF SUCH DEFAULT BY BUYER. IN SUCH EVENT, THE ESCROW HOLDER SHALL, UPON WRITTEN DEMAND BY SELLER WITHOUT JOINDER OF BUYER, IMMEDIATELY DELIVER THE DEPOSIT TO SELLER IN CASH OR OTHER IMMEDIATELY AVAILABLE FUNDS. TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS AND PROVISIONS OF THIS PARAGRAPH 10(a) BUYER AND SELLER HAVE SEPARATELY INITIALED THIS PARAGRAPH. THE FOREGOING DOES NOT LIMIT BUYER'S LIABILITY UNDER ANY INDEMNITY OR OTHER PROVISION HEREOF WHICH BY ITS TERMS SURVIVES A TERMINATION OF THIS AGREEMENT OR IS TO BE PERFORMED AFTER CLOSING.

SELLER INITIALS: ________                   BUYER'S INITIALS: __________

            (b) Remedies for Seller's Breach. In the event the sale of the Properties is not consummated because of default under or breach of this Agreement on the part of Seller, Buyer shall have the option as its sole and exclusive remedy at law or in equity to either (i) terminate this Agreement as to all Properties by delivery of written notice of termination to Seller, whereupon the Deposit and any interest accrued thereon will be returned to Buyer and all parties hereto shall be released from further performance of this Agreement (with the exception of those provisions or paragraphs which recite that they survive termination of this Agreement); (ii) continue this Agreement and seek the equitable remedy of specific performance under Washington law;
(iii) in the event Seller, by its own affirmative actions, has conveyed title to the Property or has encumbered title to the Property with a mortgage or deed of trust not listed on Schedule 1 attached to this Agreement, or in the event Seller fails to post a bond pursuant to the last sentence of Paragraph 3(a)(i), terminate this Agreement as to all Properties by delivery of written notice of termination to Seller (whereupon the Deposit and any interest accrued thereon will be returned to Buyer) and sue Seller for damages; (iv) in the event Seller defaults in its obligation pursuant to the second to the last sentence of Section 3(a)(i) of this Agreement to cause the deeds of trust listed on Schedule 1 attached to this Agreement to be released and reconveyed from the affected Property at or prior to Closing, terminate this Agreement as to all Properties by delivery of written notice of termination to Seller (whereupon the Deposit and any interest accrued thereon will be returned to Buyer) and sue Seller for damages; or(v) in the event Seller defaults in its obligation pursuant to the last sentence of Section 5(a) of this Agreement to deliver into Escrow or cause to be delivered into Escrow the documents described therein, terminate this Agreement as to all Properties by delivery of written notice of termination to Seller (whereupon the Deposit and any interest accrued thereon will be returned to Buyer) and sue Seller for damages. The foregoing options are mutually exclusive and are the exclusive rights and remedies available to Buyer at law or in equity in the event of Seller's default under or breach of this Agreement. The Buyer may elect one, but only one, of the remedies identified in clauses (i), (ii), (iii), (iv) or (v); provided, however, that if Buyer first elects the remedy identified in clause
(ii), clause (iii), clause (iv) or clause (v) and such remedy is not available, Buyer may elect the remedy in clause (i). The foregoing does not limit Seller's liability under any indemnity or other provision hereof which by its terms survives a termination of this Agreement or is to be performed after closing. The damages recoverable by Buyer under clause (iii), clause (iv) or clause (v) shall include, without limitation, any non-refundable rate lock or extension fee paid to one institutional lender under not more than one Commitment for each Property; provided, however, that in no event may all damages recoverable by Buyer under said clause (iii) or clause (iv) exceed $1,500,000 in the aggregate, plus any fees and costs to which Buyer may be entitled pursuant to Section 21(1) of this Agreement; and provided, further, however that in no event may all damages recoverable by Buyer under said clause (v) exceed $500,000 in the aggregate, plus any fees and costs to which Buyer may be entitled pursuant to
Section 21(1) of this Agreement. Seller acknowledges being hereby informed by Buyer that: (a) Buyer will incur substantial damages in the event that the time of the essence dates contained in this Agreement for pre-closing in escrow and for Closing title are not met; and (b) without limitation on the generality of the foregoing, the Commitment is subject to time of the essence rate lock and termination dates of December 16, 1998 and December 23, 1998, respectively, and that the Commitment will terminate in the event of Buyer's failure to meet either of the Commitment lender's (the "Lender") imposed deadlines with Buyer being liable to Lender (i) in the event of failure to timely rate lock, for approximately $100,000 of Lender's out of pocket costs (exclusive of Buyer's own due diligence expenses); and (ii) in the event that Buyer timely rate locks, but thereafter fails to timely close title, for approximately $705,000, including a $605,000 rate lock fee and approximately $100,000 of Lender's out of pocket costs (exclusive of Buyer's own due diligence expenses). TO SIGNIFY THEIR AWARENESS AND AGREEMENT TO BE BOUND BY THE TERMS AND PROVISIONS OF THIS PARAGRAPH 10(b) BUYER AND SELLER HAVE SEPARATELY INITIALED THIS PARAGRAPH. THE FOREGOING DOES NOT LIMIT SELLER'S LIABILITY UNDER ANY INDEMNITY OR OTHER PROVISION HEREOF WHICH BY ITS TERMS SURVIVES A TERMINATION OF THIS AGREEMENT OR IS TO BE PERFORMED AFTER CLOSING.

        SELLER INITIALS:  __________       BUYER'S INITIALS:  _________

            (c) Survival of Indemnities. Notwithstanding subparagraphs (a) and
(b) of this paragraph, in no event shall the provisions of this Paragraph 10 limit the damages recoverable by either party against the other party due to any indemnity obligation expressly set forth in this Agreement.

        11. BUYER'S OBLIGATIONS PENDING CLOSING. Buyer shall not terminate, supplement, amend or modify in any way any of the Leases, Operating Agreements or other documents affecting the Properties prior to the Closing. In addition, Buyer shall not file or cause to be filed any application or request with any governmental or quasi-governmental agency which would or could lead to a hearing before any governmental or quasi-governmental agency or which would or could lead to any change in zoning, investigation or restriction on the use of the Properties, or any part thereof; provided, however, that nothing contained herein shall prevent the Buyer from making reasonable and customary inquiries of governmental officials in the course of routine due diligence on the Property.

        12. SELLER'S OBLIGATIONS PENDING CLOSING. Subject to the provisions of Paragraphs 13 and 14 hereof, until Closing, Seller shall maintain the Properties in their condition existing on the Effective Date, normal wear and tear excepted. Prior to Closing, Seller shall also maintain its existing fire and extended coverage insurance, if any, with respect to the Properties. Prior to Closing, Seller may continue its normal leasing activities in accordance with its standard criteria for tenant credit, rent, commissions and improvements, and shall continue to operate the Properties in the manner operated as of the Effective Date. Other than Leases of units as described above, Seller shall not enter into any new Operating Agreement, or modify any existing Operating Agreement, if such new Operating Agreement or modification would be binding on Buyer or the Properties after Closing after the expiration of the Due Diligence Period without Buyer's prior written consent which shall not be unreasonably withheld or delayed. Seller agrees to deliver termination notices in connection with any service contracts identified by Buyer prior to the expiration of the Due Diligence Period if (and only if) such contracts are terminable without fee or charge. At Closing, Seller will execute and deliver to the Title Company an Affidavit and Indemnity in the form of Exhibit H attached hereto, completed for each of the Properties (the "Owner Affidavits").

        13. DAMAGE OR DESTRUCTION. If any of the Improvements are damaged or destroyed prior to Closing, then by delivery of written notice of election within five (5) business days after receipt of written notice of such damage or destruction from Seller, Buyer may elect to either (a) terminate this Agreement as to all Properties, or (b) elect to continue this Agreement in full force and effect in which case Seller shall assign to Buyer at Closing any and all proceeds and/or claims under any applicable insurance coverage, Buyer shall receive a credit on the Purchase Price equal to the amount of any deductible under any such insurance coverage, and Buyer shall take title to the Properties subject to such damage and destruction; provided, however, that in the event the cost to repair any such damage or destruction is reasonably estimated by Seller to be less than Five Hundred Thousand Dollars ($500,000) individually or in the aggregate for all Properties, then Buyer shall have no right to terminate this Agreement, Seller shall assign to Buyer at Closing any and all proceeds and/or claims under any applicable insurance coverage, Buyer shall receive a credit on the Purchase Price equal to the amount of any deductible under any such insurance coverage, and Buyer shall take title to the Properties subject to such damage and destruction. If Buyer fails to deliver written notice to Seller and Escrow Holder of Buyer's election within the time period specified in this Paragraph, Buyer shall be deemed to have elected alternative (a) above. If Buyer properly delivers written notice to Seller and Escrow Holder within the time period specified in this Paragraph electing alternative (a) above, the Escrow shall be canceled, this Agreement shall be terminated and become null and void as to all Properties, all parties hereto shall be released from further performance of this Agreement (with the exception of those provisions or Paragraphs which recite that they survive termination of this Agreement), and Escrow Holder shall return to Buyer the Deposit deposited with Escrow Holder and any and all interest thereon and shall return to each party any and all documents which such party had deposited with it.

        14. EMINENT DOMAIN. If, at any time prior to the Closing, legal proceedings under power of eminent domain are commenced with respect to all or any portion of the Properties, then by delivery of written notice of election within five (5) business days after receipt of written notice of such pending condemnation from Seller, Buyer may elect to either (a) terminate this Agreement as to all Properties, or (b) elect to continue this Agreement in full force and effect and Seller shall assign to Buyer at the Closing any and all proceeds and/or claims on account of such condemnation proceedings, and Buyer shall take title to the Properties subject to such condemnation proceedings; provided, however, that in the event the value of any Property or portion thereof, to be taken is reasonably estimated by Seller to be less than Five Hundred Thousand Dollars ($500,000), then Buyer shall have no right to terminate this Agreement, Seller shall assign to Buyer any and all proceeds and/or claims on account of such condemnation proceedings, and Buyer shall take title to all Properties subject to such condemnation proceedings. If Buyer fails to deliver written notice to Seller and Escrow Holder of Buyer's election within the time period specified in this Paragraph, Buyer shall be deemed to have elected alternative
(b) above. If Buyer properly delivers written notice to Seller and Escrow Holder within the time period specified in this Paragraph electing alternative (b) above, the Escrow shall be canceled, this Agreement shall be terminated and become null and void as to all Properties, all parties hereto shall be released from further performance of this Agreement (with the exception of those provisions or Paragraphs which recite that they survive termination of this Agreement), and Escrow Holder shall return to Buyer all or any portion of the Deposit deposited with Escrow Holder and any and all interest thereon and shall return to each party any and all documents which such party had deposited with it.

        15. COMMISSIONS. Neither Seller nor Buyer has had any contact or dealings regarding the Properties, or any communication in connection with the subject matter of the Transactions, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein other than CB Richard Ellis (the "Broker"). Seller will pay a commission to the Broker in connection with the Transactions pursuant to a separate written agreement between Seller and Broker (the "Commission Agreement"). In the event of any claim for broker's or finder's fees or commissions in connection with the negotiation, execution or consummation of this Agreement other than pursuant to the Commission Agreement, Buyer shall indemnify, hold harmless and defend Seller from and against any and all liability, claims, demands, damages and costs (including attorneys' fees and expenses) on account of such claim if it shall be based upon any statement, representation or agreement claimed to have been made by Buyer, including, without limitation, if such claim is made by CB Richard Ellis on account of Buyer's separate agreement with CB Richard Ellis and Seller shall indemnify, hold harmless and defend Buyer from and against any and all liability, claims, demands, damages and costs (including attorneys' fees and expenses) on account of such claim if it shall be based upon any statement, representation or agreement claimed to have been made by Seller. The provisions of this paragraph shall survive Closing or termination of this Agreement.

        16. LIMITATION OF SELLER'S LIABILITY. Prior to Closing, Buyer and all other persons dealing with Seller must look solely to Seller's equity in the Properties for the payment of any claims hereunder or for performance of Seller's obligations hereunder, and, after Closing, Buyer and all other persons dealing with Seller shall be limited to the amount of the Purchase Price for the payment of any claims hereunder or for the performance of Seller's obligations hereunder, to the extent such claims are not otherwise limited in this Agreement. No present or future Seller Parties shall have any personal liability, directly or indirectly, and recourse shall not be had against any Seller Party under or in connection with this Agreement or any other document or instrument heretofore or hereafter executed in connection with this Agreement. Buyer hereby waives and releases any and all such personal liability and recourse. The limitations of liability provided in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided by law or in any other contract, agreement or instrument.

        17. PUBLICITY AND CONFIDENTIALITY. The parties shall at all times prior to Closing keep the Transactions and any non-public documents received from each other confidential, except to the extent necessary to (i) comply with applicable law and regulations, (ii) carry out the obligations set forth in this Agreement or (iii) provide information to such attorneys, accountants, potential lenders and equity members, and other professionals as either party deems necessary in connection with the Transactions contemplated in this Agreement. Any such disclosure to third parties shall indicate that the information is confidential and should be so treated by the third party. Prior to Closing, no press release or other public announcement may be made by Buyer, Seller or any of their agents concerning the details of the transactions except in a form approved by both Buyer and Seller.

        18. SOPHISTICATION OF THE PARTIES. Buyer and Seller are sophisticated in the buying and selling of income producing property similar to the Properties and each has engaged its own sophisticated real estate counsel and advisors. Buyer and Seller each has knowledge and experience in financial and business matters to enable them each to evaluate the merits and risks of the Transactions contemplated hereby. Neither Buyer nor Seller is in a disparate bargaining position vis-a-vis the other. The provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question.

        19. NOTICE. Any notice or other communication required or permitted to be given under this Agreement, or by law, shall be in writing and either (a) delivery by hand or by facsimile transmission, (b) sent by United States mail, registered or certified, or express mail, postage prepaid, return receipt requested, or (c) sent by any nationally-recognized overnight courier service that provides receipted delivery service, delivery charges prepaid, return receipt requested; and each such notice or communication shall be deemed to have been given upon the date of delivery (or the date of refusal to accept delivery, as the case may be) as indicated on the return receipt, at the addresses specified below:

                  If to Buyer:        SAP II Originating LLC
                                      c/o Sterling Advisors II Corp.
                                      111 Great Neck Road
                                      Great Neck, New York 11021
                                      Attn: Tarak Patolia
                                      Fax No.: (212) 986-3838
                                      Telephone No.: (212) 986-3200

               with a copy to:        Rubin, Baum, Levin, Constant & Freidman
                                      30 Rockefeller Plaza
                                      New York, New York 10112
                                      Attn: David Mandel, P.C.
                                      Fax No.: (212) 698-7845
                                      Telephone No.: (212) 698-7845

                 If to Seller:        Pacific Gulf Properties Inc.
                                      4220 Von Karman, Second Floor
                                      Newport Beach, California 92660-2002
                                      Attn:  Mr. Lonnie Nadal
                                      Fax No.: (714) 223-5033
                                      Telephone No.: (714) 223-5000

               With a copy to:        Cox, Castle & Nicholson LLP
                                      2049 Century Park East, Suite 2800
                                      Los Angeles, California  90067
                                      Attention: Amy H. Wells, Esq.
                                      Fax No.: (310) 277-7889
                                      Telephone No.: (310) 284-2233

          If to Escrow Holder:        Chicago Title Company
                                      888 Southwest 5th Avenue
                                      Suite 930
                                      Portland, Oregon 97204
                                      Attention: Judy Yoresen
                                      Fax No.: (503) 248-0324
                                      Telephone No. (503) 973-7400

or such other address as either party may from time to time specify in writing to the other in the manner aforesaid.

        20. REIT STATUS. Seller hereby advises Buyer that Seller is qualified as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as amended, and that, by reason thereof, the maintaining of such status and the avoiding of any activity which might cause a penalty tax to be applied is of material concern to Seller. Accordingly, Buyer agrees to make any modifications or amendments to this Agreement requested by Seller prior to the expiration of the Due Diligence Period that may be necessary for Seller to maintain its status as a real estate investment trust or in order for it to avoid a penalty tax; provided, however, that Buyer shall have no obligation to enter into any such modification or amendment that would alter or affect in any respect, in Buyer's sole judgment, Buyer's rights, duties, or obligations under this Agreement.

        21. MISCELLANEOUS.

            (a) Time of the Essence. Time is of the essence of this Agreement. However, if Closing does not occur on or before the Closing Date, then Escrow Holder shall continue to comply with the instructions contained in this Agreement unless Escrow Holder receives a contrary written demand from either Buyer or Seller.

            (b) Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no other agreements existing between Seller and Buyer relative to the subject matter hereof which are not expressly set forth herein and covered hereby.

            (c) Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

            (d) Interpretation. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa. This Agreement shall not be construed against either Buyer or Seller but shall be construed as a whole, in accordance with its fair meaning, and as if prepared by Buyer and Seller jointly.

            (e) Choice of Law/Venue. This Agreement shall be construed under and governed by the laws of Washington without giving effect to, and notwithstanding that the laws of another jurisdiction may be indicated by, the choice of law rules of Washington. The parties irrevocably submit to the jurisdiction of King County Superior Court or the Federal District for the Western District of Washington in any action or proceeding arising out of or relating to this Agreement. The parties irrevocably consent to the service of any and all process in any such action or proceeding in the manner provided in this Agreement for the giving of notices at the addresses set forth in this Agreement. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other manner provided by law.

            (f) Severability. In case any one or more of the other provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and the remainder of the provisions of this Agreement shall continue in full force and effect without impairment.

            (g) Waiver. Any term, condition or provision of this Agreement which is exclusively for the benefit of one party may unilaterally be waived by the benefited party. No waiver of any term, condition or provision of this Agreement shall be effective unless in writing. The waiver by either party of a breach of any provision of this Agreement shall not be deemed a waiver of any subsequent breach whether of the same or another provision of this Agreement.

            (h) No Obligation to Third Parties. The execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate either of the parties hereto to, any person or entity not a party to this Agreement.

            (i) Successors and Assigns/Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall not assign its right, title and interest in and to this Agreement, except that Buyer may designate one or more entity affiliated with Buyer to take title to the Property by delivery of written notice to Seller of such election not less than five (5) days prior to the Closing Date except for the Hampton Bay Property where such notice must be delivered not less than three (3) business days prior to the date by which the Seller must deliver the notice required under Section 17.8 of the Declaration. The designation of an affiliated entity to take title to the Property shall not release Buyer from any representation, warranty or covenant of Buyer, or diminish any right or remedy of Seller with respect to Buyer, and shall not delay Closing. Seller shall not be obligated to incur any cost or expense in connection with such designation, but will identify the designated affiliate in the closing documents.

            (j) Amendments in Writing. The provisions of this Agreement may not be amended or altered except by a written instrument duly executed by each of the parties hereto.

            (k) Further Assurances. Each of the parties shall execute such other and further documents and do such further acts as may be reasonably required to effectuate the intent of the parties and carry out the terms of this Agreement.

            (l) Attorneys' Fees. If legal action is commenced to enforce or to declare the effect of any provision of this Agreement, or any document executed in connection with this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party attorneys' fees and other litigation costs. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any lawsuit on this Agreement or any document executed in connection with this Agreement shall be entitled to its attorneys' fees incurred in any post judgement proceedings to collect or enforce the judgment. This provision is separate and several and shall survive the merger of this Agreement or any document executed in connection with this Agreement into any judgment on this Agreement or any document executed in connection with this Agreement. This provision shall survive Closing or termination of this Agreement.

            (m) Computation of Periods. All periods of time referred to in this Agreement shall, unless otherwise expressly provided, include all days of the calendar, provided that if the last date to perform any act or give any notice with respect to this Agreement shall fall on a Saturday, Sunday, national holiday or a Washington state holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday, national holiday or a Washington state holiday. Saturdays, Sundays, national holidays and Washington state holidays shall not be "business" days for purposes of this Agreement.

            (n) Counterparts. This Agreement, and any document executed in connection with this Agreement, may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on a single counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more of the counterparts. Any signature page of this Agreement, and any document executed in connection with this Agreement, may be detached from any counterpart of this Agreement or such other document and reattached to any other counterpart of this Agreement or such other document identical in form hereto or thereto but having attached to it one or more additional signature pages. This Agreement, and any document executed in connection with this Agreement (except for the Deed or any other document to be recorded), shall be deemed executed and delivered upon each party's delivery of executed signature pages of this Agreement or such other document, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

            (o) Exhibits. Unless otherwise expressly provided, all Exhibits referred to in this Agreement are the exhibits attached hereto. All such exhibits attached hereto are incorporated in this Agreement by reference thereto as if set forth in this Agreement in their entirety.

        22. EXCHANGE. Buyer acknowledges that Seller may engage in a tax-deferred exchange ("Exchange") pursuant to Section 1031 of the Internal Revenue Code with respect to Seller's sale of the Property. As an accommodation to Seller, Buyer agrees to cooperate with Seller in connection with the Exchange, but only on the condition that the followings terms and conditions are satisfied:

            (a) There shall be no liability to Buyer and Buyer shall have no obligation to take title to any property in connection with the Exchange;

            (b) Buyer shall in no way be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to any exchange property and/or the Exchange;

            (c) In no way shall the Closing be contingent upon or otherwise subject to the consummation of the Exchange, and the Seller shall not be relieved of its obligation to timely perform in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the Exchange to be consummated;

            (d) If, for any reason, the Closing does not occur, Buyer shall have no responsibility or liability to any third party involved in the Exchange and Seller shall save, defend, indemnify and hold harmless Buyer therefrom;

            (e) Buyer will not be required to make any representations or warranties nor assume any obligations or liabilities, nor spend any sum or incur any liability whatsoever in connection with the Exchange;

            (f) The Exchange shall not release Seller from any representation, warranty or covenant of Seller or diminish any right or remedy of Buyer with respect to Seller; and

            (g) Seller shall reimburse Buyer for Buyer's reasonable costs and expenses, including without limitation, legal fees incurred in reviewing and, if necessary, revising any documentation to be executed by Buyer in connection with the Exchange.

        IN WITNESS WHEREOF, Buyer and Seller have executed and delivered this Agreement as of the Effective Date.


                                    "Seller"

                                    PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                    By:
                                        ---------------------------------------

                                        ---------------------------------------
                                               (Print Name and Title)


                                    By:
                                        ---------------------------------------

                                        ---------------------------------------
                                               (Print Name and Title)


                                    "Buyer"

                                    SAP II ORIGINATING LLC, a New York limited liability company

                                    By: Sterling Advisors II Corp.,
                                        a                   corporation
                                          -----------------

                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                   (Print Name and Title)


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                   (Print Name and Title)

Chicago Title Insurance Company of Oregon agrees to act as Escrow Holder in accordance with the terms of this Agreement, and to comply with the terms and provisions of this Agreement. Chicago Title Insurance Company of Oregon agrees to comply with all reporting requirements of Section 6045 of the United States Internal Revenue Code and the regulations promulgated thereunder.


                                       Chicago Title Insurance Company of Oregon


                                       By:
                                            -----------------------------------

                                            -----------------------------------
                                                   (Print Name and Title)

                       SCHEDULE OF EXHIBITS AND SCHEDULES


                                                            FIRST REFERRED
      EXHIBIT                                               TO IN PARAGRAPH
     ---------                                              ---------------
     A-1 - A-5        Legal Description                         1

         B            Intentionally Omitted

         C            Assignment and Assumption                 5(b)(i)(2)

         D            Deed                                      5(b)(ii)(1)

         E            Bill of Sale                              5(b)(ii)(2)

         F            Certificate of Non-Foreign Status         5(b)(ii)(4)

         G            Notice to Tenants                         5(b)(ii)(5)


      SCHEDULE
      --------
         1            Mortgage/Deeds of Trust                   3(a)(I)

         2            Lease List                                9(b)(vii)

         3            Rent Roll                                 9(b)(xii)

         4            Delinquency Report                        9(b)(xii)

                                   SCHEDULE 1
                                   ----------

                        EXISTING MORTGAGES/DEEDS OF TRUST

                                   SCHEDULE 2
                                   ----------

                                   LEASE LIST
                                   ----------

                                   SCHEDULE 3
                                   ----------

                                    RENT ROLL
                                    ---------

                                   SCHEDULE 4
                                   ----------

                               DELINQUENCY REPORT
                               ------------------

                             EXHIBIT A-1 THROUGH A-5
                             -----------------------

       COMMON NAME AND LEGAL DESCRIPTION OF EACH PROJECT IN THE PORTFOLIO
       ------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                              INTENTIONALLY OMITTED
                              ---------------------

                                    EXHIBIT C
                                    ---------

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------


        THIS ASSIGNMENT AND ASSUMPTION (the "Assignment") is made as of this _____ day of ________, 1998, by PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignor"), in favor of SAP II ORIGINATING LLC, a New York limited liability company ("Assignee").

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee as of the date title to the property described on Exhibits A-1 through A-__ hereto (the "Properties") is transferred to Assignee (the "Transfer Date"), all of the following relating to the Properties, to the extent assignable, and without representation or warranty of any kind whatsoever, express or implied:

            (i) any and all of Assignor's right, title and interest, as lessor, in, to and under all leases, licenses and occupancy agreements affecting the Properties (the "Leases");

            (ii) any and all of Assignor's right, title and interest in, to and under all assignable contracts and agreements relating to the leasing, operation, maintenance and repair of Properties (the "Operating Agreements");

            (iii) any and all assignable governmental licenses, permits, certificates (including certificates of completion and certificates of occupancy), authorizations and approvals held by Assignor in connection with the current occupancy, use and operation of, and construction upon, the Properties (collectively, the "Permits");

            (iv) any and all assignable warranties and guaranties including, without limitation, contractor's, architect's and manufacturer's warranties and guaranties held by Assignor and given by third parties with respect to the Properties (collectively, the "Warranties"); and

            (v) any and all of Seller's right, title and interest in and to the non-exclusive use of the names "Fulton's Crossings", "Fulton's Landing", "Hampton Bay", "Heatherwood" and "Holly Ridge"(collectively, the "Names").

Assignee accepts this Assignment and hereby assumes and agrees to perform from and after the Transfer Date all of the covenants, agreements and obligations of the lessor under the Leases to be performed from and after the Transfer Date and all of Assignor's covenants, agreements and obligations under the Operating Agreements, Permits, Warranties and Name.

        IN WITNESS WHEREOF, this Assignment and Assumption is made as of the day and year first above written.

                                        ASSIGNOR:

                                        PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)


                                         ASSIGNEE:

                                         SAP II ORIGINATING LLC, a New York
                                         limited liability company

                                         By: Sterling Advisors II Corp.,
                                             a  ________________


                                         By:
                                             ----------------------------------
                                                   (Print Name and Title)

                                   SCHEDULE 1
                                   ----------

                                LEGAL DESCRIPTION
                                -----------------

                                    EXHIBIT D
                                    ---------


Name_______________________________________
Address____________________________________
City, State, Zip___________________________


--------------------------------------------------------------------------------

                              SPECIAL WARRANTY DEED


Reference # (if applicable):__________________
Grantor: PACIFIC GULF PROPERTIES INC., a Maryland corporation

Grantee:
________________________________________________________________________________

Legal Description
(abbreviated):__________________________________________________________________
___________________________________________Additional legal(s) on page _________

Assessor's Tax Parcel ID#________________________

THE GRANTOR

for and in consideration of Eighty Five Million Five Hundred Thousand Dollars ($85,500,000), in hand paid, grant, bargain, sell, convey, and confirm to SAP II ORIGINATING LLC, a New York limited liability company, the real estate, situated in the county of ________________, State of Washington more particularly described on Schedule 1 hereto, subject expressly to the matters disclosed in
Schedule 2 hereto.

The Grantor for itself and for its successors in interest does by these presents expressly limit the covenants of the deed to those herein expressed, and exclude all covenants arising or to arise by statutory or other implication, and do hereby covenant that against all persons whomsoever lawfully claiming or to claim by, through or under said Grantor and not otherwise, will forever warrant and defend the said described real estate.

Dated_____________________, 1998


                                            "GRANTOR"

                                            PACIFIC GULF PROPERTIES INC.,
                                            a Maryland corporation


                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------



                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------

STATE OF _________________)
                          ) ss.
COUNTY OF ________________)

        On _________, 1998, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the within instrument.

        WITNESS my hand and official seal.


                                                --------------------------------
                                                Notary Public


STATE OF _________________)
                          ) ss.
COUNTY OF ________________)

        On _________, 1998, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the within instrument.

        WITNESS my hand and official seal.


                                                --------------------------------
                                                Notary Public

                             Schedule 1 to Exhibit D
                             -----------------------

                                Legal Description

                             Schedule 2 to Exhibit D
                             -----------------------

                             All exceptions to Title

                                    EXHIBIT E
                                    ---------

                                  BILL OF SALE
                                  ------------

        This Bill of Sale is made as of this ____ day of ____________, 1998, by PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Seller"), in favor of SAP II ORIGINATING LLC, a New York limited liability company ("Buyer").

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby assigns and transfers to Buyer, its successors and assigns, all of Seller's right, title and interest in and to all the personal property (collectively, the "Personal Property") owned by Seller, if any, located on the real property more particularly described on Exhibits A-1 through A-5 hereto (collectively, the "Property"), excluding, however, the manager's operations manuals used in connection with the Property, which shall remain the property of Seller and are not being assigned, licensed or transferred to Buyer hereunder.

        The Personal Property transferred hereby is transferred "AS IS", "WHERE IS" and "WITH ALL FAULTS", and without any representation or warranty whatsoever, except that Seller hereby represents and warrants that Seller has not encumbered or conveyed any interest in the Personal Property to anyone other than Buyer.

        IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the day and year first above written.


                                        PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)

                           Exhibits A-1 to Exhibit A-
                           --------------------------

                               Legal Descriptions

                                    EXHIBIT F
                                    ---------

                        CERTIFICATE OF NON-FOREIGN STATUS
                        ---------------------------------

        The undersigned hereby certifies that:

        1. PACIFIC GULF PROPERTIES INC., a Maryland corporation ("PGP"), is not a foreign person (as defined in Section 1445 of the United States Internal Revenue Code, 26 U.S.C.
ss.1445);

        2. PGP's United States tax identification number is: 33-0577520.

        Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.

Dated as of: __________________, 1998

                                        PACIFIC GULF PROPERTIES INC, a Maryland
                                        corporation


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)

                                    EXHIBIT G
                                    ---------

                                NOTICE TO TENANT
                                ----------------

                              _______________, 1998


Certified Mail
Return Receipt Requested
------------------------

____________________________
____________________________
____________________________
____________________________


               Re: Sale of Property

        This is to notify you that Pacific Gulf Properties Inc. ("Seller") has sold its interest in the property located at ___________________________________ (the "Property") to ___________________ ("Buyer"), and in connection therewith has assigned its interest as landlord under your Lease to Buyer.

        Seller has also delivered your security deposit in the amount of $____________ to Buyer. Buyer's address is ___________________. Please direct all future rental and other payments and communications under your Lease to the Buyer at that address.


                                        PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)

                                    EXHIBIT H
                                    ---------

                        AFFIDAVIT AND INDEMNITY BY OWNER
                           EXTENDED COVERAGE POLICIES

WHEREAS, the undersigned Affiant (if more than one, herein collectively called the Affiant) is the owner of the land (the Land) described in that certain Commitment for Title Insurance issued by [INSERT CHICAGO, TICOR OR SECURITY UNION] TITLE INSURANCE COMPANY (the Company) under No. [insert local order number] (the Commitment), for an ALTA Owner's and/or Loan Policy of title insurance (the Policy or Policies),

AND WHEREAS, the Proposed Insured(s) under said Commitment is/are requesting the Company to issues its Policy or Policies with Extended Coverage, and to delete therefrom the General Exceptions relating to rights or claims of parties in possession, survey matters, unrecorded easements and statutory lien rights for labor or materials, or other matters determinable only by survey, inspection or inquiry,

AND WHEREAS the Affiant acknowledges that the Company would refrain from issuing said Policy or Policies without showing said General Exceptions in the absence of the representations, agreements and undertakings contained herein.

Nothing contained herein shall be construed so as to obligate the Company to issue said Policy or Policies without showing said General Exceptions. However, should the Company do so, it will do so in part in reliance upon the undertakings of the undersigned Affiant. The issuance of the Policy or Policies shall be the consideration for the undertakings contained herein.

The Company reserves the right to require additional indemnification and/or a survey in connection with analyzing its risk in deleting said General Exceptions, and to take special exception for any adverse matters disclosed by this affidavit, a survey or an inspection of the Land.

                                    AFFIDAVIT

The Affiant represents that:

            (vi) Said Land has been owned by the Affiant since _________, and the Affiant's enjoyment thereof has been peaceable and undisturbed. There are no other persons (including trusts, corporations, partnerships or limited liability companies) which assert an interest in the property, except (if none, state "NONE"):

            (vii) The Land at present is in use as:
_______________________________________________________________________________
PROPERTY ADDRESS______________________________________________

            (viii) Affiant has not entered into any oral or written leases, tenancies or other occupancies, nor any rights of first refusal or options to purchase said land, except (attach list, if necessary, and attach copies of any written agreements or rent rolls, if any; if none, state "NONE"):

            (ix) Affiant has not entered into any contracts for the making of repairs or for new construction on said Land or for the services of architects, engineers or surveyors, nor has Affiant incurred any unpaid bills or claims for labor or services performed or material furnished or delivered during the last twelve (12) months for alterations, repair work or new construction on said Land, including site preparation, soil tests, site surveys, demolition, etc., except (if none, state "NONE"):

            (x) Neither the Affiant nor any principal of the Affiant has filed a petition for bankruptcy, which action is pending, nor is Affiant a defendant in any pending action affecting the Land; nor has Affiant been served with a summons and complaint nor received any written notice of any action which is pending against Affiant affecting the Land, except (if none, state "NONE"):

            (xi) With respect to the Land (1) there are no unpaid or unsatisfied mortgages, deeds of trust, contracts or security agreements executed by Affiant,
(2) written claims of lien received by Affiant, or judgments entered against Affiant, (3) Affiant has not received written notice of any special assessments for sewer, water, road or other local improvement districts, or taxes, including taxes or special assessments which are not yet payable, which are not shown as existing liens by the public records, or (4) there are no unpaid or unsatisfied service, installation, connection, tap, capacity or construction charges for sewer, water, electricity, natural gas or other utilities, or garbage collection and disposal which are not shown by the public records, which are not shown in the referenced commitment, except (if none, state "NONE"):

            (xii) There are no unpaid amounts of public funds advanced under the Hill-Burton Act (Title 42 USCA, ss.291, et seq.) (health care facilities) or any state statutes enacted pursuant thereto, which would constitute a lien against the Land.

            (xiii) From and after the date that the Seller shall deposit into escrow its documents in accordance with Section 5(a) of the Agreement and so long as the Agreement remains in effect and the Buyer is in compliance with its duties and obligations under the Agreement, Seller agrees to continue to comply with its obligations under the Agreement, and not to place on the Property any mortgage or deed of trust, not to convey the Property to any party other than the Buyer, and, for any mechanic's liens for which the Seller has the statutory right to post a bond which will effect a release of such lien from the Property, to post such bond.

                                    INDEMNITY

The Affiant hereby agrees to indemnify, protect, defend and save harmless the Company from and against any and all loss, costs, damages, and attorney's fees it may suffer, expend or incur under the Policy by reason, or in consequence of or growing out of any material inaccuracy in any of the foregoing representations.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this ____ day of November, 1998.

                                        PACIFIC GULF PROPERTIES INC., a Maryland corporation


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)


                                        By:
                                            -----------------------------------

                                            -----------------------------------
                                                  (Print Name and Title)

STATE OF CALIFORNIA       )
                          ) ss:
COUNTY OF _______________ )

On __________, 1998, before me, the undersigned, a Notary Public in and for said County and State, personally appeared __________________ and __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                                  ------------------------------
                                                          Notary Public

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                 BY AND BETWEEN

                             SAP II ORIGINATING LLC,

                      A NEW YORK LIMITED LIABILITY COMPANY

                                   ("BUYER"),

                                       AND

                          PACIFIC GULF PROPERTIES INC.,

                             A MARYLAND CORPORATION

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   PURCHASE AND SALE OF PROPERTIES........................................  1

2.   PURCHASE PRICE.........................................................  1

3.   CONDITIONS TO CLOSING..................................................  2
        (a)    BUYER'S APPROVALS............................................  2
        (b)    MORTGAGE CONTINGENCY.........................................  3
        (c)    NOTICE OF DISAPPROVAL AND TERMINATION........................  4
        (d)    RETURN OF DEPOSIT............................................  4
        (e)    SELLER APPROVAL..............................................  4
        (f)    TITLE POLICIES...............................................  5

4.   POSSESSION AND INSPECTION..............................................  5
        (a)    POSSESSION...................................................  5
        (b)    INSPECTION...................................................  5
        (c)    INSURANCE....................................................  5
        (d)    REPORTS......................................................  5
        (e)    TENANTS......................................................  6
        (f)    SELLER'S ACCESS..............................................  6

5.   THE CLOSING............................................................  6
        (a)    THE CLOSING DATE.............................................  6
        (b)    DELIVERIES THROUGH ESCROW....................................  7
        (c)    DELIVERIES OUTSIDE ESCROW....................................  8
        (d)    SIMULTANEOUS DELIVERY; CONDITIONS CONCURRENT.................  8

6.   OPENING OF ESCROW......................................................  8
        (a)    DUTIES OF ESCROW HOLDER......................................  8
        (b)    ADDITIONAL PROVISIONS......................................... 9
        (c)    NO EXTENSIONS OF TIME......................................... 9
        (d)    REPORTING..................................................... 9

7.   COSTS................................................................... 9
        (a)    SELLER........................................................ 9
        (b)    BUYER......................................................... 9
        (c)    TERMINATION FOR DEFAULT.......................................10

8.   PRORATIONS AND DEPOSITS.................................................10
        (a)    RENT..........................................................10
        (b)    LEASING COSTS.................................................10
        (c)    DEPOSITS......................................................10
        (d)    UTILITY CHARGES...............................................11

        (e)    REAL ESTATE TAXES AND ASSESSMENTS.............................11
        (f)    OTHER APPORTIONMENTS..........................................11
        (g)    PRELIMINARY CLOSING ADJUSTMENT................................11
        (h)    POST-CLOSING RECONCILIATION...................................11

9.   BUYER'S REPRESENTATIONS AND WARRANTIES..................................11
        (a)    BUYER'S REPRESENTATIONS AND WARRANTIES........................11
        (b)    SELLER'S REPRESENTATIONS AND WARRANTIES.......................12
        (c)    SURVIVAL OF REPRESENTATIONS AND WARRANTIES....................13
        (d)    DISCLAIMER OF SELLER REPRESENTATIONS AND WARRANTIES...........13
        (e)    RELEASE.......................................................16

10.  REMEDIES................................................................17
        (a)    REMEDIES FOR BUYER'S BREACH...................................17
        (b)    SURVIVAL OF INDEMNITIES.......................................19

11.  BUYER'S OBLIGATIONS PENDING CLOSING.....................................19

12.  SELLER'S OBLIGATIONS PENDING CLOSING....................................19

13.  DAMAGE OR DESTRUCTION...................................................19

14.  EMINENT DOMAIN..........................................................20

15.  COMMISSIONS.............................................................20

16.  LIMITATION OF SELLER'S LIABILITY........................................21

17.  PUBLICITY AND CONFIDENTIALITY...........................................21

18.  SOPHISTICATION OF THE PARTIES...........................................21

19.  NOTICE..................................................................21

20.  REIT STATUS.............................................................22

21.  MISCELLANEOUS...........................................................23
        (a)    TIME OF THE ESSENCE...........................................23
        (b)    ENTIRE AGREEMENT..............................................23
        (c)    HEADINGS......................................................23
        (d)    INTERPRETATION................................................23
        (e)    CHOICE OF LAW/VENUE...........................................23
        (f)    SEVERABILITY..................................................23
        (g)    WAIVER........................................................23
        (h)    NO OBLIGATION TO THIRD PARTIES................................24
        (i)    SUCCESSORS AND ASSIGNS/ASSIGNMENT.............................24
        (j)    AMENDMENTS IN WRITING.........................................24
        (k)    FURTHER ASSURANCES............................................24
        (l)    ATTORNEYS' FEES...............................................24
        (m)    COMPUTATION OF PERIODS........................................24
        (n)    COUNTERPARTS..................................................24
        (o)    EXHIBITS......................................................25

22.  EXCHANGE................................................................25

                    FIRST AMENDMENT TO, AND REINSTATEMENT OF,
                              INDUSTRIAL PORTFOLIO
                         AGREEMENT OF PURCHASE AND SALE

        This First Amendment to that certain Industrial Portfolio Agreement of Purchase and Sale, dated as of December 11, 1998 (the "Amendment"), is between RREEF Performance Partnership - I, LP, an Illinois limited partnership ("Seller"), and Pacific Gulf Properties Inc., a Maryland corporation ("Buyer").

                                    RECITALS

        A. Seller and Buyer entered into that certain Industrial Portfolio Agreement of Purchase and Sale, dated as of October 2, 1998 (the "Purchase Agreement"), with respect to certain industrial properties located in the States of Arizona, California and Oregon described in the Purchase Agreement.

        B. The Purchase Agreement has terminated and Seller and Buyer mutually desire to reinstate and amend the Purchase Agreement as set forth below.

        C. All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1. Purchase Price Reduction. Section 1.2(a) of the Purchase Agreement is hereby amended to reduce the Purchase Price to Sixty-Nine Million Six Hundred Thousand Dollars ($69,600,000). EXHIBIT A-1 to the Purchase Agreement, setting forth the allocated values of the indicated portions of the Property, is hereby replaced with EXHIBIT A-1 hereto.

        2. Deposit. Sections 1.2(b)(1), (2) and (3) of the Purchase Agreement are hereby deleted in their entirety and replaced as follows:

           "(b) The Purchase Price shall be paid as follows:

                (1) Upon the execution of this Agreement by Buyer and Seller, Buyer's cash on deposit in escrow with Chicago Title Company (the "Title Company") shall be allocated in the amount of Two Hundred Thousand Dollars ($200,000) (the "Deposit") to this Agreement.

                (2) The Deposit shall be held in an interest bearing account and all interest thereon shall in all events belong solely to Buyer. If the sale of the Property as contemplated hereunder is consummated, then the Deposit shall be paid to Seller at the closing and credited against the purchase price. If the sale of the Property is not consummated due to Seller's default hereunder, then, as Buyer's sole remedies, Buyer may either: (1) terminate this Agreement and receive a refund of the Deposit, in which event neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below, or (2) Buyer may enforce specific performance of this Agreement. If the sale is not consummated due to any default by Buyer hereunder, then Seller as its sole and exclusive remedy shall retain the Deposit as liquidated damages. The parties have agreed that Seller's actual damages, in the event of a failure to consummate this sale due to Buyer's default, would be extremely difficult or impracticable to determine. After negotiation, the parties have agreed that, considering all the circumstances existing on the date of this Agreement, the amount of the Deposit is a reasonable estimate of the damages that Seller would incur in such event. By placing their initials below, each party specifically confirms the accuracy of the statements made above and the fact that each party was represented by counsel who explained, at the time this Agreement was made, the consequences of this liquidated damages provision. If the sale of the Property is not consummated due to any reason other than Buyer or Seller's default hereunder, then, the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 below. The foregoing is not intended to limit Buyer's obligations under Sections 6.1, 9.3 and 9.9.

             INITIALS:    SELLER ________            BUYER _______

                (3) The balance of the Purchase Price, which is Sixty-Nine Million, Four Hundred Thousand Dollars ($69,400,000), shall be paid to Seller all in cash at the consummation of the purchase and sale contemplated hereunder (the "Closing")."

        3. Contingency Period. Except as described in Paragraph 4 below, Buyer acknowledges and agrees that it has reviewed and approved all of the Due Diligence Materials, conditions and other items and matters described or referred to in Section 2.1 of the Purchase Agreement and that the conditions contained in Section 2.1 have been satisfied.

        4. Title Review. Notwithstanding the foregoing, Buyer's review and approval of title and survey matters as contemplated by Section 2.1(a) of the Purchase Agreement shall be the only outstanding conditions to Buyer's obligation to purchase the Property pursuant to Section 2.1 of the Purchase Agreement. Accordingly, with respect to said review and approval, the Contingency Period shall be extended to 5:00 p.m., December 17, 1998.

        5. Silk Lease. No later than concurrently herewith, Seller, as landlord, and Silk Communications ("Silk"), as tenant, shall enter into a one year lease agreement (the "Silk Lease") in the form previously approved by Buyer, Seller and Silk, for the lease of certain rooftop space in the Sierra Trinity Industrial Park (the exact location of which to be mutually agreed upon by Buyer, Seller, and Silk). In addition to Buyer's Contingency Period, as a condition precedent to Buyer's obligations to purchase the Property (the "Condition Precedent"), on or before 5:00 p.m. on December 17, 1998, Buyer and Silk shall enter into a rent payment escrow (the "Rent Escrow") in a form reasonably approved by Buyer, Silk and Title Company providing for the payment of rent under the Silk Lease. In the event that the Condition Precedent is not satisfied, Buyer shall have the right to either to waive in writing the Condition Precedent and proceed with the purchase of the Property or to terminate this Agreement. In the event that Buyer elects to terminate this Agreement pursuant to the provisions of this Section, then the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder except as provided in Sections 6.1, 9.3 and 9.9 of the Purchase Agreement.

        6. Rent Guaranty. To guaranty the payment of rent due under the Silk Lease, at Closing, Seller shall cause the Title Company to deposit Three Hundred Eighty Thousand Dollars ($380,000) into the Rent Escrow from funds otherwise due Seller.

        7. Closing Date. Section 8.2 of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

        "The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the offices of the Title Company on December 22, 1998, or such other earlier date and time as Buyer and Seller may mutually agree upon in writing (the "Closing Date"). Notwithstanding the foregoing, Buyer shall have the right to extend the Closing Date to December 28, 1998, before 10:00 a.m. local time, provided that

                (a) on or before December 22, 1998, (i) Buyer delivers to Seller and Title Company written notice of its election to extend the Closing Date, (ii) Buyer deposits in escrow all documents to be executed and delivered by Buyer at Closing, including without limitation the Closing Statement, and (iii) Buyer delivers directly to Seller an all-cash payment of Two Hundred Thousand Dollars ($200,000), which amount shall be non-refundable to Buyer. Buyer acknowledges and agrees that said Two Hundred Thousand Dollars ($200,000) shall not pass through escrow and shall not be credited against the Purchase Price; and

                (b) on or before December 24, 1998, the balance of the Purchase Price, which is Sixty-Nine Million, Four Hundred Thousand Dollars ($69,400,000), shall be deposited in cash in escrow with the Title Company.

Except as expressly provided in this Agreement, such date and time may not be extended without the prior written approval of both Seller and Buyer. In the event that Buyer extends the Closing Date as specified above, Seller agrees to deposit in escrow on or before December 22, 1998, all documents to be executed and delivered by Seller at Closing, including without limitation the Closing Statement."

        8. Deposit of Documents. In addition to the documents listed in Paragraph 8.3(a) of the Purchase Agreement, at or before the Closing, Seller shall deposit into escrow the following items:

                (a) a duly executed and acknowledged Assignment, Assumption and Fourth Amendment to Declaration of Restrictions (Hesperian Industrial
        Park), substantially in the form attached hereto as EXHIBIT G;

                (b) a duly executed and acknowledged Assignment, Assumption and Fourth Amendment to Declaration of Restrictions (Portland Airport Business Park), substantially in the form attached hereto as EXHIBIT H;

                (c) a duly executed and acknowledged Assignment, Assumption and Third Amendment to Declaration of Restrictions (Contra Costa Industrial
        Park), substantially in the form attached hereto as EXHIBIT I;

                (d) a duly executed and acknowledged Assignment and Assumption of Sign Easement Agreement (Hesperian Industrial Park), substantially in the form attached hereto as EXHIBIT J;

        9. Satisfaction of Section 8.4 - Estoppel Certificates. Buyer acknowledges and agrees that all obligations of Seller under Section 8.4 of the Purchase Agreement and the conditions to Buyer's obligation to close the sale and purchase of the Property set forth in such Section 8.4 are hereby deemed satisfied.

        10. Exhibit A. The legal description for Sierra Trinity Industrial Park attached as part of EXHIBIT A to the Purchase Agreement is hereby deleted in its entirety and replace with the revised legal description attached hereto as EXHIBIT A.

        11. Schedule 1. SCHEDULE 1 to the Purchase Agreement is hereby deleted in its entirety and the revised SCHEDULE 1 attached hereto is substituted therefore.

        12. Schedule 4. SCHEDULE 4 attached to the Purchase Agreement is hereby deleted in its entirety and the revised SCHEDULE 4 attached hereto shall be substituted therefore.

        13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

        Ratification. Seller and Buyer hereby reinstate the Purchase Agreement and ratify and confirm all of their obligations under the Purchase Agreement except as amended hereby. Except as hereby amended, the Purchase Agreement is not amended, modified, or altered in any way and remains in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.


        SELLER: RREEF PERFORMANCE PARTNERSHIP - I, L.P., an Illinois limited partnership

                                    By: RREEF Investment Partnership-I, L.P.,
                                        an Illinois limited partnership
                                        as its General Partner

                                        By: RREEF Capital Incorporated,
                                            an Illinois corporation,
                                            as its General Partner

                                            By:
                                                 -------------------------------
                                                 Stephen M. Steppe
                                            Its: Vice-President

                                            Date: December __, 1998


        BUYER:                      PACIFIC GULF PROPERTIES INC.,
                                    a Maryland corporation

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Date: December __, 1998


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Date: December __, 1998

                                REVISED EXHIBIT A
                                -----------------

                            REVISED LEGAL DESCRIPTION
                                       FOR
                         SIERRA TRINITY INDUSTRIAL PARK

                               REVISED EXHIBIT A-1
                               -------------------

                           ALLOCATED VALUE OF PROPERTY


     PROPERTY                                    LOCATION                    PRICE
     --------                                    --------                  -----------
Hohokam 10 East/ West                            Phoenix, AZ               $19,500,000
Hesperian Industrial Park                        Hayward, CA               $ 8,000,000
Sierra Trinity Industrial Park                   Dublin, CA                $23,000,000
Contra Costa Diablo Industrial Park              Concord, CA               $ 8,000,000
Portland Airport Business Park                   Portland, OR              $11,100,000
                                                                           -----------
                                                               TOTAL:      $69,600,000
                                                                           ===========

                               REVISED SCHEDULE 1
                               ------------------

                                DISCLOSURE ITEMS

1. With respect to the properties located in California, natural hazards described in the following California code sections (the "Natural Hazard Laws") may affect such properties: (A) Govt. Code Section 8589.4; (B) Govt. Code Section 51183.4 (Fire Hazard Severity Zone); (C) Public Resource Code
    Section 2621.9 (Earthquake Fault Zone); (D) Public Resource Code Section 2694 (Seismic Hazard Zone); and (E) Public Resource Code Section 4136 (Wildland Area). Buyer acknowledges and agrees that Buyer will independently evaluate and investigate whether any or all of such Natural Hazards affect such properties and Seller shall have no liabilities or obligations with respect thereto. Without limiting the foregoing, Buyer acknowledges and agrees that Buyer knowingly and intentionally waives any disclosures, obligations or requirements of Seller with respect to Natural Hazards, including, without limitation, any disclosure obligations or requirements under the aforementioned code sections. BUYER ACKNOWLEDGES AND REPRESENTS THAT BUYER HAS EXTENSIVE EXPERIENCE ACQUIRING AND CONDUCTING DUE DILIGENCE REGARDING COMMERCIAL PROPERTIES. THIS WAIVER BY BUYER OF ANY RIGHTS IT MAY HAVE HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THE BARGAIN BETWEEN THE PARTIES.

2.  All Properties.

        (a) Seller acknowledges the possible presence of asbestos in mastic, certain drywall past, and floor tiles as well as PCB's in light fixtures, although Seller has received no actual written notice of the presence or absence of these materials.

        (b) Seller and Buyer acknowledge the existence of the repair, maintenance, and improvement work on the attached Schedule 1-A in connection with and as applicable to the Property and Buildings listed therein.

3.  Portland Airport Business Park.

        (a) Tenant, Van Kirk Electric, is in default for abandonment and past-due rent; litigation regarding this matter is pending; and

        (b) The City of Portland Bureau of Fire has notified Seller of violations with respect to door locks pursuant to that certain Fire Inspection Report dated August 27, 1998, a copy of which has been provided to Buyer.

4.  Hesperian Industrial Park.

        An underground storage tank is present on the property as disclosed in environmental reports provided by Seller to Buyer.

5.  Hohokam Industrial Park.

        (a) Stormwater from adjacent property to the east washes fine soil onto the drive lane behind 1205 N. Park Lane.

        (b) Dectectable levels of VOC's noted in one dry well at both East and West properties as disclosed in environmental reports provided by Seller to Buyer.

        (c) Tenant, L & J Investments, Suite 311, 10 West, is past-due on rent since July and is currently locked out of the space.

                               REVISED SCHEDULE 4
                               ------------------

                                   GROSS RENT


--------------------------------------- --------------------------
Hohokam 10 East / West                         $188,790.00
--------------------------------------- --------------------------
Hesperian Industrial Park                      $ 74,391.00
--------------------------------------- --------------------------
Sierra Trinity Industrial Park                 $196,310.00
--------------------------------------- --------------------------
Contra Costa Diablo Industrial Park            $ 61,712.00
--------------------------------------- --------------------------
Portland Airport Business Park                 $ 89,721.00
--------------------------------------- --------------------------

For purposes hereof, "Gross Rent" shall mean the total of the monthly base rent payable by the existing tenants of each Property as of October 1998.

                                    EXHIBIT G

                                    EXHIBIT H

                                    EXHIBIT I

                                    EXHIBIT J




                                      A-9